UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.      )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

SILICON STORAGE TECHNOLOGY, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 23, 2009

Meeting Information
Meeting Type: Annual Meeting of Shareholders
For holders as of: April 27, 2009
Date: June 23, 2009 Time: 1:00 P.M. PDT
SILICON STORAGE TECHNOLOGY, INC.	Location:	Silicon Storage Technology, Inc.
1020 Kifer Road
Sunnyvale, California 94086
You are receiving this communication because you hold shares in Silicon Storage Technology, Inc.
SILICON STORAGE TECHNOLOGY, INC. 1020 KIFER ROAD SUNNYVALE, CALIFORNIA 94086

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the Notice and Proxy Statement, Annual Report on Form 10-K and Letter to Shareholders online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote — How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. NOTICE AND PROXY STATEMENT 2. ANNUAL REPORT ON FORM 10-K 3. LETTER TO SHAREHOLDERS

How to View Online:

Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.

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1) BY INTERNET: 2) BY TELEPHONE: 3) BY E-MAIL*:	www.proxyvote.com 1-800-579-1639 sendmaterial@proxyvote.com

*  If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

You may also use the above methods to request documents relating to future shareholder meetings.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 9, 2009 to facilitate timely delivery.

— How To Vote — Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. For directions to the Annual Meeting, please go to www.sst.com.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
The Board of Directors recommends that you vote
FOR all the nominees listed.

1.	Election of Directors

	Nominees

	01)	Bing Yeh	04)	Terry M. Nickerson
	02)	Yaw Wen Hu	05)	Bryant R. Riley
	03)	Ronald Chwang	06)	Edward Yao-Wu Yang

The Board of Directors recommends you vote FOR the following proposal(s):

2.	To approve the 2009 Employee Stock Purchase Plan.

3.	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2009.